A Message from the President and Chair

Putnam VT Voyager Fund

August 31, 2016

Dear Fellow Shareholder:

We are sending this prospectus to you because you are the owner of a variable life insurance or annuity contract funded by shares of Putnam VT Voyager Fund (herein, a “shareholder”). The Board of Trustees of Putnam VT Voyager Fund is pleased to announce the upcoming merger of Putnam VT Voyager Fund with and into Putnam VT Growth Opportunities Fund. In this merger, shares of Putnam VT Voyager Fund would, in effect, be exchanged for shares of Putnam VT Growth Opportunities Fund with an equal total net asset value. The exchange is expected to be tax free for federal income tax purposes.

Both Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund seek capital appreciation. Both funds pursue the same investment strategy, investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies.

Putnam Management has recommended the proposed merger because it believes that it is in the best interests of shareholders of Putnam VT Voyager Fund. Because the funds have the same portfolio manager, identical investment goals and pursue the same investment strategies, Putnam Management believes the most effective way to manage the Putnam VT Voyager Fund is to combine the fund with Putnam VT Growth Opportunities Fund. This is expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. Following the merger (after payment of the costs of the merger), Putnam VT Voyager Fund shareholders would be invested in a larger fund with a lower total expense ratio.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously approved the proposed merger. We are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of the merger, and its potential benefits and costs to shareholders, are discussed in the prospectus, which we urge you to review carefully.

Prospectus
August 31, 2016

Acquisition of the assets of

Putnam VT Voyager Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

by and in exchange for shares of

Putnam VT Growth Opportunities Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

Questions and Answers Regarding the Merger	3
Risk Factors	10
Information about the Merger	13
Other Information	22
Appendix A — Form of Agreement and Plan of Reorganization	24

This prospectus relates to the merger of Putnam VT Voyager Fund with and into Putnam VT Growth Opportunities Fund. As a result of the merger, each owner of a variable life insurance or annuity contract funded by shares of Putnam VT Voyager Fund (herein, a “shareholder”) will receive shares of the corresponding class of Putnam VT Growth Opportunities Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Putnam VT Voyager Fund shares.

The prospectus explains concisely what you should know about the merger and (together with the enclosed current prospectus of Putnam VT Growth Opportunities Fund) investing in Putnam VT Growth Opportunities Fund, a diversified series of Putnam Variable Trust, an open-end registered management investment company. Please read this prospectus and keep it for future reference. All shareholders of Putnam VT Voyager Fund as of September 1, 2016 will receive this prospectus.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This prospectus is being mailed with a copy of the current prospectus of Putnam VT Growth Opportunities Fund. The statement of additional information relating to the merger, dated August 31, 2016 (the “Merger SAI”) and the other documents identified below are incorporated into this prospectus by reference. Shareholders may obtain free copies of any document incorporated by reference into this prospectus, request other information about the funds or make shareholder inquiries by contacting their financial advisor, by visiting the Putnam Investments website at www.putnam.com/individual/annuities, by calling Putnam toll-free at 1-800-225-1581, or by emailing Putnam at funddocuments@putnam.com. This information may also be obtained by contacting the Securities and Exchange Commission (the “SEC”), as described below.

The securities offered by this prospectus have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of Putnam VT Growth Opportunities Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

The following documents have been filed with the SEC and are incorporated into this prospectus by reference:

(i) the prospectus, a copy of which is included with this prospectus, and statement of additional information of Putnam VT Growth Opportunities Fund, dated April 30, 2016, as supplemented;

(ii) the prospectus and statement of additional information of Putnam VT Voyager Fund, dated April 30, 2016, as supplemented;

(iii) the Merger SAI;

(iv) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam VT Growth Opportunities Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015; and

(v) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam VT Voyager Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015.

Information regarding Putnam VT Growth Opportunities Fund’s investment advisor and portfolio manager, the pricing, purchase, sale and redemption of Putnam VT Growth Opportunities Fund shares, the tax treatment of distributions and tax

2 Prospectus

consequences to shareholders of buying, holding, exchanging and selling Putnam VT Growth Opportunities Fund shares, financial highlights, Putnam VT Growth Opportunities Fund’s policy regarding frequent trading in Putnam VT Growth Opportunities Fund shares and regarding dividends and distributions, sales charges and 12b-1 fees is presented in Putnam VT Growth Opportunities Fund’s prospectus and is incorporated by reference into this prospectus. This document will give you information about the merger. Much of the information is required under SEC rules; some of it is technical. If there is anything you do not understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor. Like Putnam VT Voyager Fund, Putnam VT Growth Opportunities Fund is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund are collectively referred to as the “funds,” and each is referred to individually as a “fund.”

Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “1940 Act”) and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including reports and the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at www.sec.gov. You may need to refer to a fund’s file number.

I. Questions and Answers Regarding the Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders regarding a mutual fund merger. These responses are qualified in their entirety by the remainder of the prospectus, which contains additional information and further details about the merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

1. What is happening?

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The Trustees of Putnam Variable Trust have approved the merger of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund contemplated by the Agreement and Plan of Reorganization (as described in Part III and the form of which is attached hereto as Exhibit A). Upon the closing of the merger, all of the assets of Putnam VT Voyager Fund will be transferred to Putnam VT Growth Opportunities

Prospectus 3

Fund. In exchange, Putnam VT Growth Opportunities Fund will issue and deliver shares of Putnam VT Growth Opportunities Fund (the “Merger Shares”) to Putnam VT Voyager Fund and will also assume all of the liabilities of Putnam VT Voyager Fund. The Merger Shares will have an aggregate value equal to the value of Putnam VT Voyager Fund’s assets net of liabilities. Immediately after it receives the Merger Shares, Putnam VT Voyager Fund will distribute the Merger Shares to its shareholders, pro rata. Shareholders will receive Merger Shares of the same class as the Putnam VT Voyager Fund shares they held. It is currently anticipated that the merger will close on or about November 21, 2016, with the net asset value of shares to be issued in the merger currently expected to be determined on or about November 18, 2016.

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2. What will happen to my shares of Putnam VT Voyager Fund as a result of the merger?

Your shares of Putnam VT Voyager Fund will, in effect, be exchanged for shares of Putnam VT Growth Opportunities Fund of the same class and with an equal aggregate net asset value on the date of the merger. The merger is expected to be a tax-free reorganization for federal income tax purposes.

3. Why did the Trustees approve the merger?

Putnam Management has recommended the merger because the funds have the same portfolio manager, identical investment objectives and pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, and Putnam Management believes that the most efficient way to manage Putnam VT Voyager Fund is to combine the fund with Putnam VT Growth Opportunities Fund. This is expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. After the merger, Putnam VT Voyager Fund shareholders would be invested in a larger fund with a slightly lower total expense ratio. The lower expense ratio will be achieved only after the costs of the merger have been paid.

The Trustees of Putnam Variable Trust serve as Trustees of each of the funds involved in the merger. The Trustees, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management (referred to as “Independent Trustees” throughout this prospectus), have carefully considered the anticipated benefits and costs of the merger to the shareholders of your fund. The Trustees have determined that the merger is in the best interests of the shareholders of your fund.

4 Prospectus

4. How do the investment goals, strategies, policies and restrictions of the two funds compare?

Investment Goals and Strategies

The stated investment goals of the funds are identical and the funds pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies.

	Putnam VT Voyager Fund	Putnam VT Growth
Opportunities Fund

Investment Goal	The fund seeks capital	The fund seeks capital
	appreciation.	appreciation.

Investment Strategies	We invest mainly in common	We invest mainly in
	stocks of midsize and large	common stocks of large U.S.
	U.S. companies, with a focus	companies, with a focus on
	on growth stocks.	growth stocks.

	Growth stocks are issued by	Growth stocks are issued by
	companies whose earnings	companies whose earnings
	are expected to grow faster	are expected to grow faster
	than those of similar firms,	than those of similar firms,
	and whose business growth	and whose business growth
	and other characteristics	and other characteristics
	may lead to an increase in	may lead to an increase in
	stock price.	stock price.

	We may consider, among	We may consider, among
	other factors, a company’s	other factors, a company’s
	valuation, financial	valuation, financial
	strength, growth potential,	strength, growth potential,
	competitive position in	competitive position in
	its industry, projected	its industry, projected
	future earnings, cash	future earnings, cash
	flows and dividends when	flows and dividends when
	deciding whether to buy or	deciding whether to buy or
	sell investments.	sell investments.

The primary difference between the funds is that Putnam VT Voyager Fund has historically invested mainly in midsize and large companies, while Putnam VT Growth Opportunities Fund invests mainly in large companies. Robert Brookby, the portfolio manager for Putnam VT Growth Opportunities Fund, commenced managing Putnam VT Voyager Fund on February 17, 2016. Mr. Brookby’s investment approach for Putnam

Prospectus 5

VT Voyager Fund has been generally more similar to the investment approach Mr. Brookby has employed for Putnam VT Growth Opportunities Fund, focusing on large companies, as compared to the investment approach of Putnam VT Voyager Fund’s previous portfolio manager. Since February 2016, Mr. Brookby has engaged in a significant realignment of Putnam VT Voyager Fund’s portfolio to implement his investment approach. As of July 31, 2016, 75% of the securities held by Putnam VT Voyager Fund (including derivative positions, but not including investments in short-term fixed-income securities, such as U.S. Treasuries) were also held by Putnam VT Growth Opportunities Fund.

The following table provides information about the funds’ investments, as of June 30, 2016, in companies of various market capitalizations. The capitalization ranges in the table are intended to reflect approximate capitalization ranges for small, midsize, and large company stocks, as currently assessed by Putnam Management. The sizes (and identities) of these companies, and thus the ranges used to identify small, midsize and large companies, will fluctuate over time and with market conditions.

	Investments in Small		Investments in Midsize		Investments in Large
	Companies (approximately		Companies (approximately		Companies (approximately
	$3.7 billion or less)		$3.7 billion – $17 billion)		more than $17 billion)

		% of net		% of net		% of net
	millions	assets	millions	assets	millions	assets

Putnam
VT Voyager Fund	$25.4	3.89%	$85.7	13.14%	$532.5	81.67%

Putnam
VT Growth
Opportunities
Fund	$0.7	2.48%	$3.2	11.48%	$23.7	84.67%

Investment Policies and Restrictions

As described above, the funds pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies. The funds’ fundamental investment policies are identical.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the merger?

Putnam VT Voyager Fund’s shareholders are expected to benefit overall in terms of a slightly lower total expense ratio as a result of the merger. The lower expense ratio will be realized only after the costs of the merger have been paid.

Each fund pays management fees which incorporate asset-level discounts based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, Putnam VT Growth Opportunities Fund pays the same base management fee as a percentage of net assets as Putnam VT Voyager Fund. As of May 31, 2016, each fund had a management fee rate of 0.56%. Following the merger, we expect the management fee rate of the combined fund

6 Prospectus

to be 0.56%. As of May 31, 2016, the total expenses of Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund, not including any payments under Rule 12b-1 distribution and service plans, were 0.69% and 0.83%, respectively. The combined fund is expected to pay 0.67% in total expenses (not including any payments under Rule 12b-1 distribution and service plans), which does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, the estimated total (non 12b-1) annual fund operating expenses would have been 0.72%.

For more detailed information about fees and expenses, please see “Information about the Merger—Fees and Expenses.”

6. How does the investment performance of the funds compare?

The performance information below provides some indication of the risks associated with investment in the fund by showing each fund’s performance year to year over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. In this case, you should also consider that the current portfolio manager for Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund, Robert Brookby, commenced managing Putnam VT Voyager Fund on February 17, 2016 and Putnam VT Growth Opportunities Fund on January 2, 2009. Thus, the historical performance information presented below for Putnam VT Voyager Fund relates to periods during which Putnam VT Voyager Fund was managed under a different portfolio manager. Mr. Brookby’s investment approach for Putnam VT Voyager Fund has been generally more similar to the investment approach Mr. Brookby has employed for the Putnam VT Growth Opportunities Fund, as compared to the investment approach of Putnam VT Voyager Fund’s previous portfolio manager.

The chart shows year-to-year changes in the net asset value performance of one of the funds’ classes of shares, class IA shares.

Prospectus 7

During the periods shown in the bar chart, Putnam VT Growth Opportunities Fund’s highest return for a quarter was 18.22% (quarter ending 3/31/12) and the lowest return for a quarter was –21.27% (quarter ending 12/31/08). During the periods shown in the bar chart, Putnam VT Voyager Fund’s highest return for a quarter was 28.30% (quarter ended 6/30/09) and the lowest return for a quarter was –24.00% (quarter ended 9/30/11). Year-to-date performance through June 30, 2016 was –0.90% for Putnam VT Growth Opportunities Fund and –4.82% for Putnam VT Voyager Fund.

Average annual total returns
(for periods ending 12/31/15)

	Inception
Share class	Date	Past 1 year	Past 5 years	Past 10 years

Putnam VT Growth Opportunities Fund
Class IA	2/1/00	1.28%	12.34%	7.87%
Class IB	2/1/00	1.03%	12.05%	7.60%
Russell 1000 Growth Index (no deduction
for fees or expenses)		5.67%	13.53%	8.53%

Putnam VT Voyager Fund
Class IA	2/1/88	–5.88%	7.06%	7.04%
Class IB	4/30/98	–6.11%	6.80%	6.78%
Russell 1000 Growth Index (no deduction
for fees or expenses)		5.67%	13.53%	8.53%

Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares of Putnam VT Voyager Fund before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. Each fund’s performance for portions of the periods benefited from Putnam Management’s agreement to limit the fund’s expenses. Each fund’s performance is compared to the Russell 1000 Growth

8 Prospectus

Index, an unmanaged index of those companies in the broad-market Russell 1000 Index chosen for their growth orientation.

7. Will my dividends be affected by the merger?

Each fund normally distributes any net investment income and any net realized capital gains annually. Shareholders are not expected to recognize any income or gains for federal income tax purposes from these distributions. As each fund maintains the same distribution practices, and as income generation is not an investment objective of either fund, Putnam Management does not expect that shareholders of Putnam VT Voyager Fund will see any material change in the dividends they receive as a result of the merger, although there can be no assurance that this will be the case.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, Putnam VT Growth Opportunities Fund will pay all of that shareholder’s dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Putnam VT Voyager Fund shares in cash.

8. What are the federal income tax consequences of the merger?

The merger is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by Putnam VT Voyager Fund or its shareholders as a direct result of the merger. The tax basis and holding period of a shareholder’s Putnam VT Voyager Fund shares are expected to carry over to the Putnam VT Growth Opportunities Fund Merger Shares the shareholder receives in the merger. At any time before the consummation of the merger, a shareholder may redeem Putnam VT Voyager Fund shares. Shareholders are not expected to recognize any income or gains for federal income tax purposes from such redemptions.

Because the merger will end the tax year of Putnam VT Voyager Fund, it will accelerate distributions to shareholders from Putnam VT Voyager Fund for its short tax year ending on the date of the merger. Shareholders are not expected to recognize any income or gains for federal income tax purposes from these distributions.

Certain other tax consequences are discussed below under “Information about the Merger—Federal Income Tax Consequences.”

9. Is there any difference in the procedures for purchasing, redeeming and exchanging shares of the two funds?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging shares of each fund for shares of other Putnam funds, are identical.

Putnam Variable Trust has an underwriting agreement relating to the funds with Putnam Retail Management Limited Partnership (“Putnam Retail Management”). Putnam Retail Management presently offers shares of the funds continuously to

Prospectus 9

separate accounts of various insurers. Putnam Retail Management accepts orders for shares at NAV and no sales commission or load is charged.

Shares are sold or redeemed at the NAV per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the NYSE in order to receive that day’s NAV. No fee is charged to a separate account when it redeems fund shares.

Shares of the funds may not be exchanged for shares of another Putnam fund.

10. Will the number of shares I own change after the merger?

Yes, the number of shares you own will change, but the total value of the shares of Putnam VT Growth Opportunities Fund you receive will equal the total value of the shares of Putnam VT Voyager Fund that you hold at the time of the merger. Even though the net asset value per share of each fund is different, the total net asset value of your holdings at the time of the merger will not change as a result of the merger.

11. What are the costs associated with the merger?

The costs associated with the merger are estimated to be $357,000, of which an estimated $345,971 will be paid by Putnam VT Voyager Fund and an estimated $11,029 will be paid by Putnam VT Growth Opportunities Fund. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the merger, will be allocated ratably between the two funds in proportion to their net assets, except that the costs of printing and mailing this prospectus will be borne by Putnam VT Voyager Fund. Because both funds are expected to benefit from the merger based on several quantitative and qualitative factors, Putnam Management determined that allocation based on net assets (with the one exception noted above) is a fair and objective manner of allocating the merger expenses.

II. Risk Factors

What are the principal risks of Putnam VT Growth Opportunities Fund, and how do they compare with those of Putnam VT Voyager Fund?

Because the funds have identical investment goals and pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, the principal risks of an investment in Putnam VT Growth Opportunities Fund are substantially similar to the risks of an investment in Putnam VT Voyager Fund.

The main risks that could adversely affect the value of Putnam VT Growth Opportunities Fund’s shares and the total return on an investment in Putnam VT Growth Opportunities Fund include:

> the risk that the value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

10 Prospectus

> the risk that growth stocks may be more susceptible to earnings disappointments, and that the market may not favor growth-style investing.

Because Putnam VT Voyager Fund has the ability to invest in large and midsize companies, as opposed to Putnam VT Growth Opportunities Fund’s focus on large companies, it may be subject to greater risk than Putnam VT Growth Opportunities Fund if it has relatively larger holdings of midsize companies and there are factors or financial market developments that adversely affect midsize companies in particular.

You can lose money by investing in Putnam VT Growth Opportunities Fund. The fund may not achieve its goal, and is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a description of additional risks associated with an investment in Putnam VT Growth Opportunities Fund, see the prospectus of Putnam VT Growth Opportunities Fund, dated April 30, 2016, as supplemented.

What are the funds’ principal investment strategies and related risks?

Because we pursue the funds’ goals by investing mainly in growth stocks, and the funds have similar investment goals and policies, as noted above, the funds pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, and the related risks are also similar.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the funds may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the funds more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is

Prospectus 11

wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

• Foreign investments. We may invest in foreign investments, although they do not represent a primary focus of the funds. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts, although they do not represent a primary focus of the funds. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the funds with investment exposure greater than the value of the funds’ investments in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the funds. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the funds’ derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further

12 Prospectus

information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in each fund’s Statement of Additional Information dated April 30, 2016, as supplemented (“SAI”).

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• Other investments. In addition to the main investment strategies described above, the funds may make other types of investments, such as investments in preferred stocks, convertible securities and debt instruments. The funds may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the funds’ assets in cash and cash equivalents, that differ from the funds’ usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the funds to miss out on investment opportunities, and may prevent the funds from achieving their goals. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the funds’ goals, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.

Portfolio turnover. Each fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The turnover rate for Putnam VT Voyager Fund was 146% for its most recent fiscal year, while Putnam VT Growth Opportunities Fund’s turnover rate for its most recent fiscal year was 79%.

Payments to insurance companies. Each fund is offered as an underlying investment option for variable insurance contracts. Each fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and dealers for distribution and/or other services. These payments may create an incentive for the insurance company to include the fund, rather than another investment, as an option in its products and may create a conflict of interest for dealers in recommending the fund over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

III. Information about the Merger

General. Putnam VT Voyager Fund will merge with and into Putnam VT Growth Opportunities Fund pursuant to an Agreement and Plan of Reorganization dated August 31, 2016 (the “Agreement”). The Agreement is attached to this prospectus as Appendix A.

Prospectus 13

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of Putnam VT Voyager Fund to Putnam VT Growth Opportunities Fund in exchange for the assumption by Putnam VT Growth Opportunities Fund of all of the liabilities of Putnam VT Voyager Fund and for the issuance and delivery to Putnam VT Voyager Fund of shares of Putnam VT Growth Opportunities Fund (the Merger Shares) equal in aggregate net asset value to the net value of the assets transferred to Putnam VT Growth Opportunities Fund.

After receipt of the Merger Shares, Putnam VT Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Putnam VT Voyager Fund, and the legal existence of Putnam VT Voyager Fund will be terminated. Each shareholder of Putnam VT Voyager Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Putnam VT Voyager Fund shares.

Before the date of the transfer, Putnam VT Voyager Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer. Such distributions will take into account any realized capital gains from realignments of that fund occasioned by the recent change in the portfolio manager. Shareholders are not expected to recognize any income or gains for federal income tax purposes from this distribution.

The Trustees have voted unanimously to approve the merger.

Please see “Federal Income Tax Consequences” for information about the expected tax consequences of the merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Fees and Expenses. The following tables describe the fees and expenses you may pay if you buy and hold shares of the funds, the annual operating expenses for each fund as of May 31, 2016, and the pro forma expenses of Putnam VT Growth Opportunities Fund, assuming consummation of the merger and based on pro forma combined assets as of May 31, 2016. Please see “Information about the Merger —Trustees’ Considerations Relating to the Merger” for information about the expenses of the merger. The fees and expenses information does not reflect insurance-related charges or expenses borne by contract holders indirectly investing in the funds. If it did, expenses would be higher. Annual fund operating expenses (expenses that are deducted from fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined fund are expected to be lower than the current annual fund operating expenses for both Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund. The lower expense ratio for Putnam VT Voyager Fund will be achieved only after the costs of the merger have been paid.

14 Prospectus

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

						Total
						annual fund
						operating
						expenses
				Total		after
				annual fund	Expense	Expense
	Management	Distribution	Other	operating	reimburse-	Reimburs-
	fees	(12b-1) fees	expenses	expenses	ment=	ement

Putnam
VT Voyager
Fund
Class IA	0.56%	N/A	0.13%	0.69%	N/A	0.69%
Class IB	0.56%	0.25%	0.13%	0.94%	N/A	0.94%

Putnam
VT Growth
Opportunities
Fund
Class IA	0.56%	N/A	0.33%	0.89%	(0.06%)	0.83%
Class IB	0.56%	0.25%	0.33%	1.14%	(0.06%)	1.08%

Putnam
VT Growth
Opportunities
Fund
(pro forma
combined) †
Class IA	0.56%	0.00%	0.11%	0.67%	N/A	0.67%
Class IB	0.56%	0.25%	0.11%	0.92%	N/A	0.92%

† Does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, pro forma other expenses and total annual fund operating expenses would have been higher by 5 basis points.

= Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/18. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger.

Examples

The following hypothetical examples are intended to help you compare the cost of investing in either fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

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	1 Year	3 Years	5 Years	10 Years
Putnam VT Voyager Fund
Class IA	$70	$221	$384	$859
Class IB	$96	$300	$520	$1,155

Putnam VT Growth Opportunities Fund
Class IA	$85	$278	$487	$1,091
Class IB	$110	$356	$622	$1,381

Putnam VT Growth Opportunities Fund
(pro forma combined)
Class IA	$68	$214	$373	$835
Class IB	$94	$293	$509	$1,131

Trustees’ Considerations Relating to the Merger. The Trustees of Putnam Variable Trust, who serve as Trustees of each of the funds involved in the merger, have carefully considered the anticipated benefits and costs of the merger from the perspective of each fund. Following their review, the Trustees, including all of the Independent Trustees, determined that the merger of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund would be in the best interests of each fund and its shareholders and that the interests of existing shareholders of each fund would not be diluted by the merger. The Trustees unanimously approved the merger and the Agreement.

Investment matters. In evaluating the merger, the Trustees analyzed the underlying investment rationale articulated by Putnam Management. The Trustees noted that the funds have identical investment goals, pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, and have substantially similar restrictions and investments, both focusing on common stocks of U.S. companies that are considered to be growth stocks — stocks issued by fast-growing companies.

The Trustees considered that the funds’ portfolio manager, Mr. Brookby, has served as the portfolio manager of Putnam VT Growth Opportunities Fund since January 2, 2009, and was appointed to serve as the portfolio manager of Putnam VT Voyager Fund commencing on February 17, 2016. The Trustees also considered the increased asset growth potential of a larger combined fund in light of Putnam Management’s view that the combined fund would possibly attract more attention from certain broker-dealer research platforms.

Performance. The Trustees reviewed the historical investment performance of each fund and observed that, as of the periods ending February 29, 2016, Putnam VT Growth Opportunities Fund had outperformed Putnam VT Voyager Fund over the one-, three-, five- and ten-year periods, but had underperformed Putnam VT Voyager Fund in terms of annualized return since inception of Putnam VT Growth Opportunities Fund. Although the Trustees observed that in general past

16 Prospectus

performance is no indication of future performance, they noted that Putnam VT Voyager Fund has the same portfolio manager as Putnam VT Growth Opportunities Fund and considered Putnam Management’s belief that it was advisable to manage a combined fund given the similarities between the funds.

Ongoing fund expenses. Putnam Management informed the Trustees that Putnam VT Voyager Fund shareholders are expected to benefit overall in terms of a slightly lower total expense ratio as a result of the merger. Putnam Management also noted that the lower expense ratio for Putnam VT Voyager Fund would be achieved only after the costs of the merger had been paid. The Trustees reviewed the savings in annual fund operating expenses that Putnam VT Voyager Fund shareholders were expected to experience as a result of the merger, based on Putnam Management’s unaudited estimates of the funds’ expense ratios as of March 31, 2016 and the expected pro forma expense ratios based on combined assets of the funds as of the same date. They noted that both funds pay management fees which incorporate asset-level breakpoints based on the size of all Putnam open-end mutual fund net assets (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, the Trustees noted, Putnam VT Growth Opportunities Fund pays the same base management fee as a percentage of net assets as Putnam VT Voyager Fund.

Additional information that the Trustees considered is presented in “Questions and Answers Regarding the Merger—5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the merger?” and in “Information about the Merger—Fees and Expenses.”

Tax matters. The Trustees also considered the tax effects of the merger. The Trustees took into account the fact that the merger is expected to be a tax-free transaction for federal income tax purposes. They also took into account the fact that shareholders would be indifferent to the potential tax consequences resulting from the blending of existing tax attributes of the two funds. These and other federal income tax consequences are discussed below under the heading “Federal Income Tax Consequences.”

Costs of the merger. The Trustees took into account the expected costs of the merger, including the costs of printing and mailing this prospectus, accounting fees and legal fees. The Trustees weighed these costs against the quantifiable expected benefits of the merger. The Trustees considered Putnam Management’s recommendation that, since both funds are expected to benefit from the merger, legal and accounting expenses should be allocated based on the relative sizes of the acquired and acquiring funds and printing and mailing costs should be allocated to the fund whose shareholders are receiving this prospectus (Putnam VT Voyager Fund). Accordingly, the funds are expected to bear these costs in the following approximate amounts:

Prospectus 17

	Putnam
	VT Voyager	Putnam VT Growth
Expenses	Fund	Opportunities Fund

Printing/Mailing	$80,000	$—
Legal	$216,041	$8,959
Audit	$49,930	$2,070
Total Expenses	$345,971	$11,029
Net Assets (at May 31, 2016)	$676,982,503	$28,072,415
Total Expenses (as a % of Net Assets at May 31, 2016)	0.05%	0.04%

Other factors. The Trustees also took into account a number of other factors, including: (1) the classification and relative performance information for each fund by independent research firms such as Morningstar, Inc. and Thomson Reuters Lipper; (2) the performance history of each fund as compared to its benchmark indexes; (3) the volatility of each fund’s portfolio relative to the market; (4) the net assets of each fund and the market capitalization ranges of each fund’s investments; (5) recent sales trends of each fund; (6) the possibility that the combined fund may attract more attention from broker dealer platforms; (7) the possibility of additional economies of scale or reduced diseconomies of scale; and (8) the terms of the Agreement.

Agreement and Plan of Reorganization. The merger will be governed by the Agreement, a copy of which is attached as Appendix A. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Agreement provides that Putnam VT Growth Opportunities Fund will acquire all of the assets of Putnam VT Voyager Fund in exchange for the assumption by Putnam VT Growth Opportunities Fund of all of the liabilities of Putnam VT Voyager Fund and for the issuance of full and fractional Merger Shares of each class equal in value to the value of the transferred assets attributable to shares of the corresponding class of Putnam VT Voyager Fund net of assumed liabilities attributable to the class. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (4:00 p.m., Eastern time, on November 18, 2016, or such earlier or later time or date as may be agreed upon by the parties (the “Valuation Time”)).

Immediately following the Exchange Date, Putnam VT Voyager Fund will distribute, pro rata, to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by Putnam VT Voyager Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Putnam VT Voyager Fund. As a result of the merger, each shareholder of Putnam VT Voyager Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of Putnam VT Voyager Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by Putnam VT Growth Opportunities Fund issuing the Merger Shares, registered in the name of Putnam VT Voyager Fund, to Putnam VT Voyager Fund. Putnam VT Growth Opportunities Fund shall then, in accordance with written instructions furnished by Putnam VT Voyager Fund, re-register the Merger

18 Prospectus

Shares in the names of the shareholders of Putnam VT Voyager Fund in an amount representing the respective number of full and fractional Merger Shares of each class due the shareholder.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time before the Exchange Date by mutual consent of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by that party.

The fees and expenses for the merger and related transactions are estimated to be $357,000, of which an estimated $345,971 will be paid by Putnam VT Voyager Fund and an estimated $11,029 will be paid by Putnam VT Growth Opportunities Fund. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be allocated ratably between the two funds in proportion to their net assets as of the Valuation Time, except that the costs of printing and mailing this prospectus will be borne by Putnam VT Voyager Fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of Putnam VT Growth Opportunities Fund or Putnam VT Voyager Fund as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares will be issued to Putnam VT Voyager Fund’s shareholders in accordance with the Agreement. The Merger Shares are class IA and class IB shares of Putnam VT Growth Opportunities Fund. Each class of Merger Shares has identical characteristics to shares of the corresponding class of Putnam VT Voyager Fund. Putnam VT Voyager Fund shareholders receiving Merger Shares will not pay a sales charge on the shares. Your Merger Shares will be treated as having been purchased on the date you purchased your Putnam VT Voyager Fund shares and for the price you originally paid, potentially subject to certain adjustments. For more detail on the characteristics of each class of Merger Shares, please see the “How to buy and sell fund shares?” section of the prospectus of Putnam VT Growth Opportunities Fund, dated April 30, 2016, as supplemented, a copy of which was mailed with this prospectus.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Putnam VT Growth Opportunities Fund. However, the Amended and Restated Agreement and Declaration of Trust of Putnam VT Growth Opportunities Fund disclaims shareholder liability for acts or obligations of Putnam VT Growth Opportunities Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Putnam VT Growth Opportunities Fund or its Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of fund property

Prospectus 19

for all loss and expense of any shareholder held personally liable for the obligations of Putnam VT Growth Opportunities Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Putnam VT Growth Opportunities Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of Putnam VT Voyager Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Agreement, the funds will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and customary assumptions and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(i) the acquisition by Putnam VT Growth Opportunities Fund of substantially all of the assets of Putnam VT Voyager Fund solely in exchange for Merger Shares and the assumption by Putnam VT Growth Opportunities Fund of liabilities of Putnam VT Voyager Fund followed by the distribution by Putnam VT Voyager Fund to its shareholders of Merger Shares in complete liquidation of Putnam VT Voyager Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Putnam VT Voyager Fund upon the transfer of its assets to Putnam VT Growth Opportunities Fund pursuant to the Agreement in exchange for Merger Shares and the assumption of Putnam VT Voyager Fund’s liabilities by Putnam VT Growth Opportunities Fund or upon the distribution of Merger Shares by Putnam VT Voyager Fund to its shareholders in liquidation of Putnam VT Voyager Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by the Agreement (1) as a result of the closing of the tax year of Putnam VT Voyager Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Putnam VT Voyager Fund upon the exchange of their shares of Putnam VT Voyager Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares a Putnam VT Voyager Fund shareholder receives pursuant to the Agreement will be the same as the aggregate tax basis of the Putnam VT Voyager Fund shares exchanged therefor;

20 Prospectus

(v) under Section 1223(1) of the Code, a Putnam VT Voyager Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Putnam VT Voyager Fund shares exchanged therefor, provided that the shareholder held those Putnam VT Voyager Fund shares as capital assets;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by Putnam VT Growth Opportunities Fund upon the receipt of assets of Putnam VT Voyager Fund in exchange for Merger Shares and the assumption by Putnam VT Growth Opportunities Fund of the liabilities of Putnam VT Voyager Fund;

(vii) under Section 362(b) of the Code, the tax basis in the hands of Putnam VT Growth Opportunities Fund of the assets of Putnam VT Voyager Fund transferred to Putnam VT Growth Opportunities Fund pursuant to the Agreement will be the same as the tax basis of such assets in the hands of Putnam VT Voyager Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(viii) under Section 1223(2) of the Code, Putnam VT Growth Opportunities Fund’s holding periods for the assets it receives from Putnam VT Voyager Fund pursuant to the Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Putnam VT Voyager Fund; and

(ix) Putnam VT Growth Opportunities Fund will succeed to and take into account the items of Putnam VT Voyager Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Putnam VT Growth Opportunities Fund will file the tax opinion with the SEC shortly after completion of the merger. The opinion will be based on certain factual certifications made by officers of Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund and will also be based on customary assumptions and will be subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the merger will be as described above. There is no assurance that the Internal Revenue Service will agree with the opinion. If the merger were consummated but did not qualify as a tax-free reorganization, shareholders are not expected to recognize any income or gains for federal income tax purposes in connection with the merger.

Prospectus 21

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of December 31, 2015, and on a pro forma combined basis, giving effect to the merger as of that date:

				Putnam
				VT Growth
		Putnam		Opportunities
		VT Growth		Fund Pro
	Putnam VT	Opportunities	Pro Forma	Forma
(Unaudited)	Voyager Fund	Fund	Adjustment	Combined

Net assets* (in thousands)
Class IA	$563,701,041	$15,242,744	(271,777)	$578,672,008
Class IB	$170,226,014	$13,278,439	(85,223)	$183,419,230
Total	$733,927,055	$28,521,183		$762,091,238

Shares outstanding† (in thousands)
Class IA	12,758,830	1,870,963	56,399,693	71,029,486
Class IB	3,893,962	1,651,943	17,273,500	22,819,405
Total	16,652,792	3,522,906		93,848,891

Net asset value per share
Class IA	$44.18	$8.15		$8.15
Class IB	$43.72	$8.04		$8.04

* Pro forma combined net assets reflect estimated legal and accounting merger-related costs paid by each fund in proportion to its total net assets and printing and mailing costs paid by Putnam VT Voyager Fund, totaling $346,638 for Putnam VT Voyager Fund and $10,362 for Putnam VT Growth Opportunities Fund.

† Reflects the issuance of the following shares of Putnam VT Growth Opportunities Fund in a tax-free exchange for the net assets of Putnam VT Voyager Fund as of December 31, 2015, less anticipated merger-related expenses:

Class IA:	69,158,523
Class IB:	21,167,462

Unaudited pro forma combining financial statements of the funds as of December 31, 2015, and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that Putnam VT Growth Opportunities Fund will be the surviving fund following the merger and because Putnam VT Growth Opportunities Fund’s investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Putnam VT Voyager Fund to Putnam VT Growth Opportunities Fund as contemplated by the Agreement.

IV. Other Information

Share Ownership. As of July 31 2016, the officers and Trustees of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of a fund beneficially 5% or more of any class of shares of such fund.

22 Prospectus

Putnam VT Voyager Fund

			Assuming
			Completion of
		Percentage	the Proposed
Class	Shareholder name and address	owned	Merger*

Class IA	HARTFORD LIFE (1)	47.91%	46.56%
	HARTFORD LIFE & ANNUITY (2)	38.65%	37.56%
	HARTFORD LIFE & ANNUITY (2)	6.31%	6.13%
Class IB	ALLSTATE LIFE INSURANCE CO (3)	46.41%	42.88%
	HARTFORD LIFE & ANNUITY (2)	12.14%	11.22%
	PRINCIPAL FINANCIAL GROUP PFLX (4)	11.57%	10.69%
	MINNESOTA LIFE (5)	6.54%	6.04%
	ALLSTATE NORTHBROOK LIFE (6)	5.26%	4.86%

* Percentage owned assuming completion of the proposed merger on June 30, 2016.

Putnam VT Growth Opportunities Fund

			Assuming
			owned
			Completion of
			the Proposed
Class	Shareholder name and address	Percentage	Merger*

Class IA	HARTFORD LIFE & ANNUITY (2)	53.91%	1.57%
	HARTFORD LIFE (1)	44.07%	1.28%
Class IB	ALLSTATE LIFE INSURANCE CO (3)	69.84%	5.38%
	HARTFORD LIFE & ANNUITY (2)	10.30%	0.79%
	ALLSTATE LIFE OF NY (7)	7.56%	0.58%
	RETIREMENT BUILDER VAR ANN ACCT (8)	5.32%	0.41%

* Percentage owned assuming completion of the proposed merger on June 30, 2016.

(1) Hartford Life, 1 Griffin Rd. N., Windsor, CT 06095

(2) Hartford Life & Annuity, 1 Griffin Rd. N., Windsor, CT 06095

(3) Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, IL 60062

(4) Principal Financial Group PFLX, 711 High St, Des Moines, IA 50392

(5) Minnesota Life, 400 Robert St. N STE A, St. Paul, MN 55101-2099

(6) Allstate Northbrook Life, 3100 Sanders Road, Northbrook, IL 60062

(7) Allstate Life of NY, 3100 Sanders Road, Northbrook, IL 60062

(8) Retirement Builder Variable Annuity, 4333 Edgewood Rd. NE, Cedar Rapids IA, 52499-0001

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the prospectus to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. If you would prefer to receive your own copy of the prospectus, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Prospectus 23

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual/annuities.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Appendix A

Form of

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of August 31, 2016 in Boston, Massachusetts, by PUTNAM VARIABLE TRUST, a Massachusetts business trust (the “Trust”), on behalf of its PUTNAM VT GROWTH OPPORTUNITIES FUND series (the “Acquiring Fund”), and on behalf of its PUTNAM VT VOYAGER FUND series (the “Acquired Fund”).

PLAN OF REORGANIZATION

(a) Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(g)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and to deliver to Acquired Fund (i) a number of full and fractional Class IA shares of beneficial interest of Acquiring Fund (the “Class IA Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IA shares of Acquired Fund assumed by Acquiring Fund on such date, and (ii) a number of full and fractional Class IB shares of beneficial interest of Acquiring Fund (the “Class IB Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on such date. The Class IA Merger Shares and Class IB Merger Shares are referred to collectively as the “Merger Shares.” The reorganization described in this Plan is intended to be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Before the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(k) hereof.

24 Prospectus

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund will distribute in complete liquidation to its Class IA and Class IB shareholders of record as of the Exchange Date the Class IA and Class IB Merger Shares, each shareholder being entitled to receive that proportion of Class IA Merger Shares or Class IB Merger Shares that the number of Class IA and Class IB shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of Class IA or Class IB shares of Acquired Fund outstanding on such date.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a series of the Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended December 31, 2015, audited by PricewaterhouseCoopers LLP, the Acquiring Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended as of June 30, 2016 have been furnished to Acquired Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2016, previously furnished to Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquired Fund (collectively, the “Acquiring Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided

Prospectus 25

however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Registration Statement (defined below), the Acquiring Fund Prospectus or otherwise disclosed in writing to Acquired Fund.

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 2016 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement or the Prospectus.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement or the Prospectus.

26 Prospectus

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation, Acquiring Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) For all taxable years and all applicable quarters of Acquiring Fund since the commencement of its operations, the assets of Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in Acquiring Fund has been adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(m) Acquiring Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquiring Fund and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(o) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a series of the Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

Prospectus 27

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2015, audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended June 30, 2016 have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2016, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquiring Fund (collectively the “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement, the Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 2016 and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Before the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2016, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement and the Prospectus, on the effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and

28 Prospectus

the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement or the Prospectus, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement and Prospectus shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as disclosed in the Registration Statement (including any post-effective amendment) filed with the Commission on Form N-1A or the Acquired Fund’s Prospectus.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation (including the taxable year ending on the Exchange Date), Acquired Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) For all taxable years and all applicable quarters of Acquired Fund since the commencement of its operations, the assets of Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in Acquired Fund has been adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(m) Acquired Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquired Fund on or before the Exchange Date, and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

Prospectus 29

(n) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term “Investments” means Acquired Fund’s investments shown on the schedule of its investments as of June 30, 2016 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(o) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(p) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(k) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after June 30, 2016 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class IA Merger Shares and Class IB Merger Shares received by it to the Class IA and Class IB shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) Reserved.

(c) Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent. Any such distribution will be deemed

30 Prospectus

included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class IA Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class IA shares of Acquired Fund assumed by Acquiring Fund on that date and (ii) a number of full and fractional Class IB Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on that date determined, in each case as hereafter provided in this Section 4.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class IA and Class IB shares of Acquired Fund and the value of the liabilities attributable to the Class IA and Class IB shares of Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time.

(b) The net asset value of the Class IA Merger Shares and Class IB Merger Shares and the value of the assets and liabilities of the Class IA and Class IB shares of Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(c) No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) The investment restrictions of Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(e) Acquiring Fund will issue the Merger Shares, registered in the name of Acquired Fund, to Acquired Fund. Acquiring Fund will then, in accordance with written instructions furnished by Acquired Fund, re-register the Class IA Merger Shares in the names of the Class IA shareholders of Acquired Fund and re-register the Class IB Merger Shares in the names of the Class IB shareholders of Acquired Fund. Acquiring Fund will not permit any Acquired Fund shareholder holding share certificates as of the Exchange Date to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such shareholder) or pledge the Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event

Prospectus 31

of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder has made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund will assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

(g) The Valuation Time is 4:00 p.m. Eastern time on November 18, 2016, or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the “Valuation Time”).

5. Expenses, fees, etc.

(a) All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of printing and mailing the Registration Statement will be borne by the Acquired Fund; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8) or (ii) the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9, Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9) or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8, Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund in

32 Prospectus

connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund’s or Acquired Fund’s being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s or Acquired Fund’s obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of The Putnam Funds, One Post Office Square, Boston, Massachusetts, at 7:30 a.m. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Dissolution.

(a) Reserved.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that on and after the Exchange Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund will file the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a

Prospectus 33

majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquired Fund will have furnished to Acquiring Fund (i) a statement of Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, all as of the Valuation Time, certified on Acquired Fund’s behalf by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since June 30, 2016, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations; (ii) a statement of the tax basis of each Investment transferred by Acquired Fund to Acquiring Fund; and (iii) copies of all relevant tax books and records.

(c) That Acquired Fund will have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there is no material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Acquiring Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a series of the Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by the Trust, on behalf of Acquired Fund and, assuming that the Registration Statement and the Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Agreement and Declaration of Trust,

34 Prospectus

as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Trust’s Agreement and Declaration of Trust, Bylaws, Acquired Fund’s then-current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund whose responsibility it is to advise Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(f) That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by this Agreement (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of

Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to this

Prospectus 35

Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, the tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, Acquiring Fund’s holding period for the assets it receives from Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(g) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(h) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(i) That Acquiring Fund will have received from the Commission, any relevant state securities administrator and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

(j) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(k) That, before the Exchange Date, Acquired Fund declares a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, has the effect of distributing to the shareholders of Acquired Fund, in distributions qualifying for the dividends-paid deduction, (i) all of the excess of (X) Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code), and (iii) all of its net capital gain realized

36 Prospectus

after reduction by any capital loss carryover; the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends-paid deduction and shall include amounts in respect of both (x) Acquired Fund’s taxable year that will end on the Exchange Date and (y) any prior taxable year of Acquired Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

(l) That Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(m) That Acquired Fund’s transfer agent has provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(n) That all of the issued and outstanding shares of beneficial interest of Acquired Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents will have revealed otherwise, either (i) Acquired Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(o) That Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who

Prospectus 37

are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquiring Fund will have furnished to Acquired Fund a statement of Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since June 30, 2016, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund will have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there is no material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a series of the Trust, a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of Acquiring Fund, and, assuming that the Prospectus and the Registration Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions

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contemplated hereby will not, violate the Trust’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Trust’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by this Agreement (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate

Prospectus 39

tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, the tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, Acquiring Fund’s holding period for the assets it receives from Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement is effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund agrees to indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue

40 Prospectus

statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) Acquiring Fund agrees to indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense

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in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

The Trust, on behalf of the Acquired Fund and Acquiring Fund, may, by mutual consent of its Trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of such Trustees or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund and Acquiring Fund.

13. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

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15. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust, as amended, of the Trust are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of the Trust, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

PUTNAM VARIABLE TRUST,

on behalf of its PUTNAM VT GROWTH OPPORTUNITIES FUND series

By:

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

PUTNAM VARIABLE TRUST,
on behalf of its PUTNAM VT VOYAGER FUND series

By:

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance Liaison

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Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07237	SPXXX 302669 8/16